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                     FIRST AMENDMENT TO SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO SECURITY AGREEMENT dated as of January 11, 1998 (this "Amendment") by and between TOWER AIR, INC., a Delaware corporation ("Debtor"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (together with its successors and assigns, the "Secured Party"), amends that certain Security Agreement dated as of January 9, 1998 (the "Original Agreement" and as supplemented by Supplement No. 1 (defined below) the "Agreement") by and between Debtor and Secured Party. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, pursuant to the Agreement, Debtor granted to Secured Party a security interest in, and first priority mortgage over, the Collateral specified in the Original Agreement, which Collateral includes, among other things, three
(3) Pratt & Whitney model JT9D-7J engines bearing manufacturer's serial numbers 662323, 662751 and 686106; eight (8) Pratt & Whitney model JT9D-7A engines bearing manufacturer's serial numbers 662993, 662550, 662338, 662838, 662270,
662498, 662420, 662749 and one (1) Pratt & Whitney model JT9D-7Q engine bearing manufacturer's serial number 702083 (each of which has 750 or more rated takeoff horsepower or the equivalent thereof); and

     WHEREAS, a counterpart of the Original Agreement, as supplemented by Security Agreement Supplement No. 1 dated January 9, 1998 ("Supplement No. 1") was filed with the FAA on January 9, 1998 and has not yet been assigned a conveyance number; and

     WHEREAS, Debtor and Secured Party desire to amend the Agreement in certain respects;

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Amendments to Article 1.  Article 1 of the Agreement is hereby amended
          -----------------------
in the following manner:  (a) The definition of "Drawdown Date" contained in
Article 1 of the Agreement is hereby amended to be and read in its entirety as follows:

          ""Drawdown Date" means, with respect to each advance under the Loan to be made hereunder, the date the Secured Party advances such Loan to Debtor, the first such advance to take place on the Closing Date and any subsequent advances to take place upon satisfaction (or waiver in writing by Secured Party) of the conditions specified in Article 5 hereof."
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          ""Principal Amount" with respect to the Note, means the aggregate amount of principal unpaid from time to time under the Note."

     2.   Amendments to Article 2. Article 2 of the Agreement is hereby amended
          -----------------------
in the following manner:

     (a) Article 2(a) of the Agreement is hereby amended by (i) inserting the words "in the maximum aggregate principal amount of FIFTEEN MILLION DOLLARS ($15,000,000)" immediately after the word "loan" in the second line of such Article 2(a); (ii) inserting the words ", unless otherwise agreed in writing by the Secured Party, " immediately after the words "Amount or" in line five of such Article 2(a); (iii) inserting the words ", unless otherwise agreed in writing by the Secured Party," immediately after the words "no amount shall" and before the words "be advanced after" in line 14 of such Article 2(a); and (iv) deleting the words "Initial Loan" in line 20 of such Article 2(a) and inserting in lieu thereof the words "initial advance".

     (b) Article 2(b) of the Agreement is hereby amended by deleting the third sentence.

     3.   Amendments to Article 5.  Article 5(j) of the Agreement is hereby
          -----------------------
amended by (i) inserting ", substantially in the form of Attachment 2 hereto," immediately before the word "duly" in the first line of such Article 5(j); and
(ii) deleting the words "evidencing in an aggregate" and inserting in lieu thereof the words "and in an aggregate principal" in line 2 of such Article 5(j).

     4.   Amendments to Article 7.  Article 7(e) of the Agreement is hereby
          -----------------------
amended by deleting the words "provide Secured Party with such certificate as is described in Article 5(a)(ii) hereof and if any such amount due to any such maintenance provider form Debtor is not paid in full by Debtor within thirty
(30) days of receipt of an invoice or any other notice from any maintenance provider of payment being due by Debtor for such maintenance" which appear in lines 11 through 15 of such Article 7(e) and inserting in lieu thereof the words ", and, if Debtor fails to provide either such certificate or letter to Secured Party within such three (3) Business Day Period,".

     5.   Amendment to Attachment 1.  Attachment 1 of the Agreement is hereby
          -------------------------
amended by deleting the number "3" which appears immediately after the letter "Q" in Section 1(c).

     6.   Amendment to Attachment 2.  Attachment 2 of the Agreement is hereby
          -------------------------
amended by inserting the words "and in the amounts set forth in Annex A hereto" immediately after the parenthetical phrase "(each a "Payment Date")" and before the words "accrued and unpaid" in line 3 of the second paragraph of such Attachment 2.

     7.   Debtor Representations and Warranties.  Debtor hereby confirms the
          -------------------------------------
representations and warranties of Debtor contained in the Agreement. Such representations and warranties are true and correct as of the date of this Amendment as though made on and as of the date of this

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Amendment (except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty was true as of such earlier date).

     8.   Ratification.  Except as amended hereby, the Agreement continues and
          ------------
shall remain in full force and effect in all respects, and any and all references to the "Agreement" or "Security Agreement" in any of the Documents shall be deemed to refer to the Agreement as amended hereby.

     9.   Governing Law. THE TERMS AND PROVISIONS OF THIS AMENDMENT WILL BE
          -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     THIS AMENDMENT HAS BEEN DELIVERED IN CHICAGO, ILLINOIS. EACH OF DEBTOR AND SECURED PARTY HEREBY (I) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AMENDMENT; (II) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AMENDMENT; (III) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ANY OF SUCH PARTY'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS.

     10.  Counterparts.  This Amendment may be executed in any number of
          ------------
separate counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. A facsimile signature on any counterpart hereto will be deemed an original for all purposes.

     11.  Amendments.  This Amendment may be changed, modified or amended from
          ----------
time to time only by express written agreement of the parties executed by their authorized representatives.

     12.  Headings.  The headings contained in this Amendment are inserted for
          --------
convenience of reference only and shall not affect the meaning or interpretation of this Amendment.

     13.  Payment of Expenses.  Regardless of whether or not the transactions
          -------------------
contemplated hereby are consummated, Debtor agrees to pay or reimburse Secured Party for all of its out-of-pocket costs and expenses incurred in connection with the documentation, negotiation and

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execution of this Amendment and any other documents prepared in connection herewith and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of special counsel to Secured Party and of FAA counsel.

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     IN WITNESS WHEREOF, Debtor and Secured Party have executed this First
Amendment to Security Agreement as of the day and year first above written.


                              TOWER AIR, INC.,
                                 Debtor


                              By:
                                 --------------------------------
                              Name: Morris K. Nachtoni
                                   ------------------------------
                              Title: Chairman/CEO
                                    -----------------------------



                              TRANSAMERICA BUSINESS CREDIT CORPORATION,
                                 Secured Party


                              By: /s/ Dave B. Fate
                                 --------------------------------
                              Name: Dave B. Fate
                                   ------------------------------
                              Title: Senior Vice President
                                    -----------------------------

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